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                                                               EXHIBIT NO. 4.01


   Temporary Certificate -- Exchangable for Definitive Engraved Certificate
                          -- When Ready for Delivery


                                   CARDINAL

                                 HEALTH, INC.
               INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO

 NUMBER
   A

THIS CERTIFICATE IS TRNASFERABLE IN
  INDIANAPOLIS, IN. OR IN NEW YORK, NY.


 SHARES


 CUSIP 14149Y 10 8

  SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT



is the owner of

fully paid and non-assessable Common shares without par value of Cardinal Health, Inc., transferable only on the books of the corporation by the holder of this certificate in person or by duly authorized attorney upon surender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Dated:


George H. Bennett, Jr.                              Robert D. Walter

SECRETARY                                           CHAIRMAN OF THE BOARD




COUNTERSIGNED AND REGISTERED
               BANK ONE, INDIANAPOLIS, NA
                 (Indianapolis, Indiana)
                                 Transfer Agent and Registrar
By
                                                   Authorized







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Cardinal Health, Inc. will mail to each shareholder without charge within five days of reciept of written request therefor a copy of the express terms, if any, of the shares represented by this certificate and of the other class or classes and series of shares, if any, which the corporation is authorized to issue.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN CON  --  as tenants in common
TEN ENT  --  as tenants by the entireties
JT TEN   --  as joint tenants with right of survivorship and
             not as tenants in common

UNIF GIFT MIN ACT -- ____________ Custodian ____________
                        (Cust)                (Minor)
                     under Unifirm Gifts to Minors
                     Act _______________________________
                                   (State)

   Additional abbreviations may also be used though not in the above list.


For value received, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
/                                     /
/                                     /


_______________________________________________________________________________
    (PLEASE PRINT OR TYPE ASSIGNEE'S NAME AND ADDRESS, INCLUDING ZIP CODE)

_______________________________________________________________________________


_______________________________________________________________________________


_______________________________________________________________________________
of the shares represented by this certificate, and hereby irrevocably constitute(s) and appoint(s)

_______________________________________________________________________________
attorney, with full power of substitution, to transfer the shares on the books of the corporation.


Dated ______________________________      ____________________________________


                                          ____________________________________
                                          (PLEASE SIGN EXATCLY AS NAME APPEARS
                                            ON THE FACE OF THIS CERTIFICATE)